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                                                                 EXHIBIT 10.19



                                                First Interstate Bank of Arizona
                                                  International Banking Services
                                                     100 W. Washington Dept. 806
                                                               Phoenix, AZ 85003

                   THIS CREDIT IS FORWARDED BY AIRMAIL/COURIER

                      IRREVOCABLE STANDBY LETTER OF CREDIT

DATE OF ISSUE:  03JUN96                          CREDIT NUMBER:  S500146
                                                 DATE AND PLACE OF EXPIRY:
                                                 03NOV96    AT OUR COUNTERS

BENEFICIARY:                                     APPLICANT:
COLORADO ACCESS                                  Managed Care Solutions, Inc.
600 S. CHERRY STREET, SUITE 800                  2510 W. Dunlap, Suite 100
DENVER, CO  80222                                Phoenix, AZ  85021
C/O DAVID WEST

UP TO AN AGGREGATE AMOUNT OF               USD   ******************250,000.00
TWO HUNDRED FIFTY THOUSAND AND 00/100

DEAR SIRS:

WE HEREBY ISSUE IN YOUR FAVOR THIS STANDBY LETTER OF CREDIT WHICH IS AVAILABLE BY YOUR DRAFTS AT Sight
DRAWN ON FIRST INTERSTATE BANK
BEARING THE CLAUSE "DRAWN UNDER FIRST INTERSTATE BANK, LETTER OF CREDIT NO. S500146."

     ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

     BENEFICIARY'S STATEMENT PURPORTEDLY SIGNED BY AN OFFICER, INDICATING THE LETTER OF CREDIT NUMBER AND STATING:

     "A) MANAGED CARE SOLUTIONS, INC., IS IN MATERIAL DEFAULT UNDER THIS AGREEMENT AND HAS NOT CURED SUCH DEFAULT AFTER WRITTEN NOTICE THEREOF."

OR

     "B) THAT MANAGED CARE SOLUTIONS, INC., HAS CEASED TO CONTINUE ITS
BUSINESS."

OR

     "C) THAT MANAGED CARE SOLUTIONS, INC., HAS INCURRED MORE THAN $60,000.00 IN PENALTIES IN ANY SIC MONTH PERIOD FOR FAILURE TO MEET THE SPECIFIC PERFORMANCE STANDARDS SET FORTH IN THE AGREEMENT BETWEEN MANAGED CARE SOLUTIONS, INC., AND COLORADO ACCESS (THE AGREEMENT) IN SUB PARAGRAPHS 2.8A, 2.8B AND 2.8C"

OR



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                      CONTINUATION OF L/C REFERENCE S500146


     "D) THAT MANAGED CARE SOLUTIONS, INC., HAS MADE AN ERRONEOUS PAYMENT AS DESCRIBED IN SECTION 3.13 CAUSING A LOSS TO COLORADO ACCESS NOT FULLY RECOVERED BY THE COLLECTION EFFORTS OF MANAGED CARE SOLUTIONS, INC. AND RECOVERED UNDER
SECTION 3.13 OF THE AGREEMENT."

OR

     "E) THAT MANAGED CARE SOLUTIONS, INC., IS UNRESPONSIVE TO CONTINUED NOTICES OF NON-PERFORMANCE DELIVERED ACCORDING TO THE TERMS OF THE AGREEMENT."

WE HEREBY ENGAGE WITH YOU THAT DRAFTS AND / OR DOCUMENTS DRAWN IN CONFORMITY WITH THE TERMS OF THIS CREDIT WILL BE DULY HONORED ON PRESENTATION TO: First Interstate Bank of Arizona International Banking Services 100 W. Washington Dept. 806 Phoenix, AZ 85003.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS DOCUMENTARY CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, ("UCP").

                    VERY TRULY YOURS,

              FIRST INTERSTATE BANK



BY       R. D. Clark                        BY         Dan Hunt
  ----------------------------                ----------------------------
     AUTHORIZED SIGNATURE                        AUTHORIZED SIGNATURE